EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 11)

Net Income (U.S. GAAP), $M	4Q08	3Q08	2Q08	1Q08	4Q07
Upstream
United States	699	1,879	2,034	1,631	1,275
Non-U.S.	4,935	9,092	7,978	7,154	6,929
Total	5,634	10,971	10,012	8,785	8,204
Downstream
United States	(20)	978	293	398	622
Non-U.S.	2,434	2,035	1,265	768	1,645
Total	2,414	3,013	1,558	1,166	2,267
Chemical
United States	81	257	102	284	335
Non-U.S.	74	830	585	744	777
Total	155	1,087	687	1,028	1,112

Corporate and financing	(383)	(241)	(577)	(89)	77
Net income (U.S. GAAP)	7,820	14,830	11,680	10,890	11,660
Net income per common share (U.S. GAAP)	1.57	2.89	2.25	2.05	2.15
Net income per common share
- assuming dilution (U.S. GAAP)	1.55	2.86	2.22	2.03	2.13

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	1,620	0	0	0
Total	0	1,620	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	(170)	(290)	0	0
Corporate total	0	1,450	(290)	0	0

Earnings Excluding Special Items $M
Upstream
United States	699	1,879	2,034	1,631	1,275
Non-U.S.	4,935	7,472	7,978	7,154	6,929
Total	5,634	9,351	10,012	8,785	8,204
Downstream
United States	(20)	978	293	398	622
Non-U.S.	2,434	2,035	1,265	768	1,645
Total	2,414	3,013	1,558	1,166	2,267
Chemical
United States	81	257	102	284	335
Non-U.S.	74	830	585	744	777
Total	155	1,087	687	1,028	1,112

Corporate and financing	(383)	(71)	(287)	(89)	77
Corporate total	7,820	13,380	11,970	10,890	11,660
EPS excluding Special Items - assuming dilution	1.55	2.59	2.27	2.03	2.13
EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 11)

Supplemental Information (continued)

Net production of crude oil and	4Q08	3Q08	2Q08	1Q08	4Q07
natural gas liquids, kbd
United States	376	340	366	386	385
Canada/South America	303	283	281	297	305
Europe	421	397	439	457	461
Africa	697	639	637	635	669
Asia Pacific/Middle East	508	510	509	498	503
Russia/Caspian	167	121	159	195	194
Total liquids production	2,472	2,290	2,391	2,468	2,517

Natural gas production available for sale, mcfd
United States	1,216	1,163	1,317	1,288	1,405
Canada/South America	616	634	651	663	717
Europe	4,652	2,768	3,255	5,126	4,945
Africa	31	33	30	34	26
Asia Pacific/Middle East	3,196	3,135	3,129	2,994	3,205
Russia/Caspian	138	87	107	124	116
Total natural gas production available for sale	9,849	7,820	8,489	10,229	10,414

Total worldwide liquids and gas production, koebd	4,113	3,593	3,806	4,173	4,253

Refinery throughput, kbd
United States	1,647	1,592	1,811	1,759	1,804
Canada	441	468	451	425	467
Europe	1,593	1,647	1,590	1,572	1,660
Asia Pacific	1,320	1,328	1,312	1,449	1,457
Other Non-U.S.	312	319	308	321	329
Total refinery throughput	5,313	5,354	5,472	5,526	5,717

Petroleum product sales, kbd
United States	2,593	2,437	2,584	2,548	2,733
Canada	456	452	425	441	475
Europe	1,687	1,736	1,719	1,707	1,728
Asia Pacific	1,369	1,338	1,321	1,410	1,472
Other Non-U.S.	656	725	726	715	717
Total petroleum product sales	6,761	6,688	6,775	6,821	7,125

Gasolines, naphthas	2,691	2,622	2,636	2,666	2,833
Heating oils, kerosene, diesel	2,164	2,063	2,067	2,089	2,155
Aviation fuels	551	640	623	612	639
Heavy fuels	632	602	630	687	724
Specialty products	723	761	819	767	774
Total petroleum product sales	6,761	6,688	6,775	6,821	7,125

Chemical prime product sales, kt
United States	2,021	2,248	2,702	2,555	2,762
Non-U.S.	3,605	3,812	4,016	4,023	4,287
Total chemical prime product sales	5,626	6,060	6,718	6,578	7,049

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 11)

Supplemental Information (continued)

Average Realization Data	4Q08	3Q08	2Q08	1Q08	4Q07
United States
ExxonMobil
Crude ($/b)	48.33	104.89	119.32	91.36	83.18
Natural Gas ($/kcf)	5.57	9.23	10.16	8.07	6.38

Benchmarks
WTI ($/b)	58.49	117.83	123.98	97.94	90.66
ANS-WC ($/b)	56.06	116.90	123.79	96.62	88.76
Henry Hub ($/mbtu)	6.95	10.25	10.94	8.03	6.97

Non-U.S.
ExxonMobil
Crude ($/b)	51.45	112.61	119.20	93.47	85.38
Natural Gas ($/kcf)	9.90	10.17	9.90	9.28	8.19
European NG ($/kcf)	11.68	12.14	11.61	10.30	9.34

Benchmarks
Brent ($/b)	54.91	114.78	121.38	96.90	88.69

Capital and Exploration Expenditures, $M
Upstream
United States	1,000	1,000	743	591	681
Non-U.S.	4,105	4,277	4,514	3,504	3,857
Total	5,105	5,277	5,257	4,095	4,538
Downstream
United States	438	421	426	351	336
Non-U.S.	516	423	478	476	578
Total	954	844	904	827	914
Chemical
United States	96	123	123	99	118
Non-U.S.	639	598	674	467	568
Total	735	721	797	566	686
Other	35	11	12	3	13

Total Capital and Exploration Expenditures	6,829	6,853	6,970	5,491	6,151

Exploration Expense Charged to Income, $M
Consolidated - United States	45	45	46	53	79
- Non-U.S.	328	353	288	283	419
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	3	6	5	2	22
Total Exploration Expense Charged to Income	376	404	339	338	520

Effective Income Tax Rate, %	46%	45%	49%	49%	44%

Common Shares Outstanding (millions)
At quarter end	4,976	5,087	5,194	5,284	5,382
Average - assuming dilution	5,045	5,160	5,261	5,362	5,454

Total Cash and Cash Equivalent ($G)	31.4	36.7	39.0	40.9	34.0

Total Debt ($G)	9.4	10.3	9.6	10.0	9.6

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.4	14.4	13.4	21.4	11.3
Sales of subsidiaries, investments and PP&E	1.8	2.6	1.2	0.4	1.8
Cash flows from operations and asset sales	12.2	17.0	14.6	21.8	13.1

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2008. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 11)

# Upstream Earnings

Upstream 4Q08 vs. 4Q07
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
8,204
(2,650)
(240)
320
5,634
4Q07
Realization
Vol/Mix
Other
4Q08

Upstream 4Q08 vs. 3Q08
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
9,351
(4,910)
850
350
5,634
3Q08
Realization
Vol/Mix
Other
4Q08

| $M | 4Q07 | 4Q08 | 4Q08 vs. 4Q07 |
|---|---|---|---|
| U.S. | 1,275 | 699 | -576 |
| Non-U.S. | 6,929 | 4,935 | -1,994 |
| Total | 8,204 | 5,634 | -2,570 |

| $M | 3Q08 | 4Q08 | 4Q08 vs. 3Q08 |
|---|---|---|---|
| U.S. | 1,879 | 699 | -1,180 |
| Non-U.S. | 7,472 | 4,935 | -2,537 |
| Total | 9,351 | 5,634 | -3,717 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 11)

# Upstream Earnings

Upstream 2008 vs. 2007
$M
40,000
30,000
20,000
10,000
0
26,497
11,820
(3,740)
(790)
33,782
2007
Realization
Vol/Mix
Other
2008

**Upstream**

| $M | 2007 | 2008 | 2008 vs. 2007 |
|---|---|---|---|
| U.S. | 4,870 | 6,243 | +1,373 |
| Non-U.S. | 21,627 | 27,539 | +5,912 |
| Total | 26,497 | 33,782 | +7,285 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 11)

# Upstream Volumes

Volumes 4Q08 vs. 4Q07
KOEBD
5,000
4,000
3,000
2,000
1,000
0
4,253
Net Interest Reductions
(31)
(16)
Price / Spend
(27)
(15)
(51)
4,113
4Q07
Entitlements
Quotas
Divestments
Other
4Q08

| | 4Q08 | vs. 4Q07 | % | Ex Entitlements, Quotas, and Divestments |
|---|---|---|---|---|
| Liquids (KBD) | 2,472 | -45 | -1.8% | |
| Natural Gas (MCFD) | 9,849 | -565 | -5.4% | |
| Combined (KOEBD) | 4,113 | -140 | -3.3% | -1.2% |

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 11)

# Upstream Volumes

Volumes 2008 vs. 2007
KOEBD
5,000
4,000
3,000
2,000
1,000
0
4,180
Net Interest Reductions
(61)
(51)
Price / Spend
(16)
(12)
(119)
3,921
2007
Entitlements
Venezuela
Divestments
Other
2008

| | 2008 | vs. 2007 | % | Ex Entitlements, Venezuela, and Divestments |
|---|---|---|---|---|
| Liquids (KBD) | 2,405 | -211 | -8.1% | |
| Natural Gas (MCFD) | 9,095 | -289 | -3.1% | |
| Combined (KOEBD) | 3,921 | -259 | -6.2% | -2.8% |

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 11)

# Downstream Earnings

Downstream 4Q08 vs. 4Q07
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,267
890
(230)
(510)
2,414
4Q07
Margin
Vol/Mix
Other
4Q08

| $M | 4Q07 | 4Q08 | 4Q08 vs. 4Q07 |
|---|---|---|---|
| U.S. | 622 | (20) | -642 |
| Non-U.S. | 1,645 | 2,434 | +789 |
| Total | 2,267 | 2,414 | +147 |

Downstream 4Q08 vs. 3Q08
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,013
(980)
40
340
2,414
3Q08
Margin
Vol/Mix
Other
4Q08

| $M | 3Q08 | 4Q08 | 4Q08 vs. 3Q08 |
|---|---|---|---|
| U.S. | 978 | (20) | -998 |
| Non-U.S. | 2,035 | 2,434 | +399 |
| Total | 3,013 | 2,414 | -599 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 11)

# Downstream Earnings

Downstream 2008 vs. 2007
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
9,573
(910)
560
(1,070)
8,151
2007
Margin
Vol/Mix
Other
2008

**Downstream**

| $M | 2007 | 2008 | 2008 vs. 2007 |
|---|---|---|---|
| U.S. | 4,120 | 1,649 | -2,471 |
| Non-U.S. | 5,453 | 6,502 | +1,049 |
| Total | 9,573 | 8,151 | -1,422 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 10 of 11)

# Chemical Earnings

Chemical 4Q08 vs. 4Q07
$M
1,500
1,000
500
0
1,112
(270)
(360)
(330)
155
4Q07
Margin
Vol/Mix
Other
4Q08

Chemical 4Q08 vs. 3Q08
$M
1,500
1,000
500
0
1,087
(240)
(370)
(320)
155
3Q08
Margin
Vol/Mix
Other
4Q08

| $M | 4Q07 | 4Q08 | 4Q08 vs. 4Q07 |
|---|---|---|---|
| U.S. | 335 | 81 | -254 |
| Non-U.S. | 777 | 74 | -703 |
| Total | 1,112 | 155 | -957 |

| $M | 3Q08 | 4Q08 | 4Q08 vs. 3Q08 |
|---|---|---|---|
| U.S. | 257 | 81 | -176 |
| Non-U.S. | 830 | 74 | -756 |
| Total | 1,087 | 155 | -932 |

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 11 of 11)

# Chemical Earnings

Chemical 2008 vs. 2007
$M
6,000
5,000
4,000
3,000
2,000
1,000
0
4,563
(1,160)
(530)
80
2,957
2007
Margin
Vol/Mix
Other
2008

| Chemical | | | |
|---|---|---|---|
| $M | 2007 | 2008 | 2008 vs. 2007 |
| U.S. | 1,181 | 724 | -457 |
| Non-U.S. | 3,382 | 2,233 | -1,149 |
| Total | 4,563 | 2,957 | -1,606 |

Note: Earnings exclude special items

ExxonMobil